EXHIBIT 99



                         FORM 3 JOINT FILER INFORMATION


  Name:                       Parche, LLC
  Address:                    666 Third Avenue, 26th Floor
                              New York, New York 10017

  Designated Filer:           Starboard Value & Opportunity Fund, LLC

  Issuer & Ticker Symbol:     Register.com, Inc. (RCOM)

  Date of Event Requiring
  Statement:                  6/03/05

  Signature:                  PARCHE, LLC
                              By: Admiral Advisors, LLC, its managing member


                              By:    /s/ Jeffrey M. Solomon
                                    -----------------------------------
                              Name:  Jeffrey M. Solomon
                              Title: Authorized Signatory


  Name:                       Admiral Advisors, LLC
  Address:                    666 Third Avenue, 26th Floor
                              New York, New York 10017

  Designated Filer:           Starboard Value & Opportunity Fund, LLC

  Issuer & Ticker Symbol:     Register.com, Inc. (RCOM)

  Date of Event Requiring
  Statement:                  6/03/05

  Signature:                  ADMIRAL ADVISORS, LLC
                              By:  Ramius Capital Group, LLC, its sole member


                              By: /s/ Jeffrey M. Solomon
                                 -------------------------------------
                              Name:  Jeffrey M. Solomon
                              Title: Authorized Signatory


  Name:                       Ramius Capital Group, LLC
  Address:                    666 Third Avenue, 26th Floor
                              New York, New York 10017

  Designated Filer:           Starboard Value & Opportunity Fund, LLC

  Issuer & Ticker Symbol:     Register.com, Inc. (RCOM)

  Date of Event Requiring
  Statement:                  6/03/05

  Signature:                  RAMIUS CAPITAL GROUP, LLC
                              By:  C4S & Co., LLC, its Managing Member

                              By: /s/ Jeffrey M. Solomon
                                 ------------------------------------
                              Name:  Jeffrey M. Solomon
                              Title: Managing Member


  Name:                       C4S & Co., LLC
  Address:                    666 Third Avenue, 26th Floor
                              New York, New York 10017

  Designated Filer:           Starboard Value & Opportunity Fund, LLC

  Issuer & Ticker Symbol:     Register.com, Inc. (RCOM)

  Date of Event Requiring
  Statement:                  6/03/05

  Signature:                  C4S & CO., LLC

                              By: /s/ Jeffrey M. Solomon
                                 -----------------------------------
                              Name:  Jeffrey M. Solomon
                              Title: Managing Member


  Names:                      Peter A. Cohen
  Address:                    666 Third Avenue, 26th Floor
                              New York, New York 10017

  Designated Filer:           Starboard Value & Opportunity Fund, LLC

  Issuer & Ticker Symbol:     Register.com, Inc. (RCOM)

  Date of Event Requiring
  Statement:                  6/03/05

  Signature:                  /s/ Peter A. Cohen
                             --------------------------------------
                              Peter A. Cohen


  Names:                      Morgan B. Stark
  Address:                    666 Third Avenue, 26th Floor
                              New York, New York 10017

  Designated Filer:           Starboard Value & Opportunity Fund, LLC

  Issuer & Ticker Symbol:     Register.com, Inc. (RCOM)

  Date of Event Requiring
  Statement:                  6/03/05

  Signature:                  /s/ Morgan B. Stark
                              ------------------------------------
                              Morgan B. Stark


  Names:                      Jeffrey M. Solomon
  Address:                    666 Third Avenue, 26th Floor
                              New York, New York 10017

  Designated Filer:           Starboard Value & Opportunity Fund, LLC

  Issuer & Ticker Symbol:     Register.com, Inc. (RCOM)

  Date of Event Requiring
  Statement:                  6/03/05

  Signature:                  /s/ Jeffrey M. Solomon
                              -----------------------------------
                              Jeffrey M. Solomon


  Names:                      Thomas W. Strauss
  Address:                    666 Third Avenue, 26th Floor
                              New York, New York 10017

  Designated Filer:           Starboard Value & Opportunity Fund, LLC

  Issuer & Ticker Symbol:     Register.com, Inc. (RCOM)

  Date of Event Requiring
  Statement:                  6/03/05

  Signature:                  /s/ Thomas W. Strauss
                              ----------------------------------
                              Thomas W. Strauss